UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K/A
Amendment No. 3
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2005
Solexa, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-22570	94-3161073
(Commission File No.)	(IRS Employer Identification No.)
25861 Industrial Blvd.
Hayward, California 94545
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (510) 670-9300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR)

Explanatory Note
Item 4.01. Changes in Registrant’s Certifying Accountant.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 16.1

Explanatory Note
     On March 7, 2005, Solexa, Inc., a Delaware corporation (formerly Lynx Therapeutics, Inc.) (“Registrant”), filed a Form 8-K to report, among other matters, the consummation of a business combination transaction with Solexa Limited, a company registered in England and Wales, on March 4, 2005. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Registrant filed the required financial information on Form 8-K/A Amendment No. 1 on May 20, 2005. On March 30, 2006, Registrant filed Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) to disclose a change in Registrant’s independent registered public accounting firm resulting from the consummation of the business combination transaction on March 4, 2005. This Amendment No. 3 on Form 8-K/A is filed for the purpose of filing as Exhibit 16.1, a letter from Ernst & Young LLP, Cambridge, England, a limited liability partnership registered in England and Wales (the “UK Auditors”) to the Securities and Exchange Commission regarding the change in certifying accountant and Amendment No. 2 is hereby amended and supplemented by adding the following:
Item 4.01. Changes in Registrant’s Certifying Accountant.
     Pursuant to the request of Registrant, on April 28, 2006, the UK Auditors furnished to the Registrant a letter addressed to the Securities and Exchange Commission stating that the UK Auditors agree with the statements contained in paragraphs three, four and seven under Item 4.01 of Amendment No. 2. A copy of this letter has been filed as Exhibit 16.1 hereto. Ernst & Young LLP, Palo Alto, California, a limited liability partnership, has advised Registrant that it has reviewed Amendment No. 2 and has no basis on which to submit a letter to the Securities and Exchange Commission in response to Item 304 of Regulation S-K.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit
Number	Description

16.1	Letter dated April 28, 2006 from Ernst & Young LLP to the Securities and Exchange Commission.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Solexa, Inc.
Dated: May 9, 2006	By:	/s/ Kathy San Roman
		Name:	Kathy San Roman
		Title:	Vice President, Human Resources and Administration

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INDEX TO EXHIBITS
EXHIBITS

Exhibit
Number	Description

16.1	Letter dated April 28, 2006 from Ernst & Young LLP to the Securities and Exchange Commission.

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